Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED MARCH 13, 2020

TO THE

PROSPECTUS DATED APRIL 29, 2019

CLARION GLOBAL REAL ESTATE PORTFOLIO

Christopher S. Reich serves as portfolio manager of the Clarion Global Real Estate Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I, and Steven D. Burton no longer serves as a portfolio manager of the Portfolio. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. T. Ritson Ferguson, Chief Executive Officer and Global Chief Investment Officer and Joseph P. Smith, President and Chief Investment Officer, have each managed the Portfolio since 2008. Christopher S. Reich, Global Portfolio Manager and Head of Quantitative Investment Research, has managed the Portfolio since January 2020.

In the section of the Prospectus entitled “Additional Information About Management – The Subadviser,” the sixth, seventh, and eighth paragraphs are deleted in their entirety and replaced with the following:

T. Ritson Ferguson, Chief Executive Officer and Global Chief Investment Officer. Mr. Ferguson has served as Global Chief Investment Officer, Co-Chief Investment Officer or Chief Investment Officer of CBRE Clarion since 1992.

Joseph P. Smith, President and Chief Investment Officer. Mr. Smith joined Clarion in 1997.

Christopher S. Reich, Global Portfolio Manager and Head of Quantitative Investment Research. Mr. Reich joined Clarion in 1999.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE